UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2025

Montauk Renewables, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39919	85-3189583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5313 Campbells Run Road, Suite 200 Pittsburgh, Pennsylvania	15205
(Address of principal executive offices)	(Zip Code)

(412) 747-8700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MNTK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 5, 2025, Montauk Renewables, Inc. (“Montauk”) entered into the Fifth Amended and Restated Loan Agreement and Secured Promissory Note (the “MNK Amendment”), by and between Montauk and Montauk Holdings Proprietary Limited (“MNK”), previously Montauk Holdings Limited, amending and restating in its entirety the Fourth Loan Agreement and Secured Promissory Note, as amended (the “MNK Loan Agreement”). The MNK Amendment increases the principal amount of the loan from its current balance of $10,040,000 to a total of $10,690,000, in the aggregate. The terms of the MNK Amendment are otherwise substantially similar to the MNK Loan Agreement.

As previously disclosed, Montauk entered into the MNK Loan Agreement in accordance with its obligations set forth in the Transaction Implementation Agreement entered into by and among Montauk, MNK and the other party thereto, in connection with Montauk’s initial public offering.

The foregoing summary of the MNK Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is included as Exhibit 10.1, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Fifth Amended and Restated Loan Agreement and Secured Promissory Note, dated as of March 5, 2025, by and between Montauk Renewables, Inc. and Montauk Holdings Proprietary Limited

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTAUK RENEWABLES, INC.

Date: March 7, 2025	By:	/s/ John Ciroli
	Name:	John Ciroli
	Title:	Chief Legal Officer